Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of November 8, 2016, to the Loan Agreement described below, is entered into by and among TOWERSTREAM CORPORATION, a Delaware corporation (“Parent”), TOWERSTREAM I, INC., a Delaware Corporation (“Towerstream I”), HETNETS TOWER CORPORATION, a Delaware corporation (“Hetnets”), ALPHA COMMUNICATIONS CORP., a Delaware corporation (“Alpha”), OMEGA COMMUNICATIONS CORP., a Delaware corporation (“Omega”), TOWERSTEAM HOUSTON, INC., a Texas corporation (“Houston”; collectively with Parent, Towerstream I, Hetnets, Alpha, Omega, the “Loan Parties”), and MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company, as administrative agent under the Loan Agreement (in such capacity, the “Administrative Agent”) and on behalf of the lenders party to the Loan Agreement (the “Lenders”). Capitalized terms that are not otherwise defined herein shall have their defined meanings under the Loan Agreement, dated as of October 16, 2014, by and among the Parent, Towerstream I, Hetnets, the Administrative Agent and the Lenders (the “Loan Agreement”).

WITNESSETH:

WHEREAS, the parties hereto contemplate that simultaneously with the transactions described herein, the Lenders shall sell and assign $4,937,458.85 principal amount of the Loans (the “Assigned Interests”) to unrelated third parties (the “Purchasers”) and such unrelated third parties will purchase and assume the Assigned Interests from the Lenders for an aggregate purchase price of $5,500,000 (the “Purchase Price”) and simultaneously with such assignment and assumption, Parent will exchange convertible preferred stock of the Parent for the Assigned Interests of the Purchasers, at which time the Assigned Interests shall be cancelled (the “Exchange Offer”); and

WHEREAS, Section 2.3(c)(vi) of the Loan Agreement provides for a 107% Prepayment Percentage for prepayments occurring from the date immediately following the Second Anniversary to and including the date that is the day immediately prior to the third anniversary of the Closing Date; and

WHEREAS, the parties hereto desire to increase the Prepayment Percentage for the Assigned Principal to 110% immediately prior to the consummation of the Exchange Offer.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

SECTION 1.     Amendment.

1.1     Amendment. The Prepayment Percentage for the Assigned Interests shall be 110% immediately prior to and upon consummation of the Exchange Offer and shall revert to 107% for the applicable period upon the termination or withdrawal of the Exchange Offer for any reason or failure of the Purchasers to exchange the Assigned Interests in the Exchange Offer.

1.2     Limitation of Amendment. The amendment set forth in this Section 1 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Lenders may now have or may have in the future under or in connection with the Loan Documents. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

SECTION 2.     Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Agreement, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders as follows:

2.1     Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing after giving effect to this Agreement;

2.2     Each of the Loan Parties has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Documents, as amended by this Agreement;

2.3     The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Agreement, have been duly authorized;

2.4     The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Agreement, do not and will not contravene (i) any law or regulation binding on or affecting such Loan Party, (ii) any contractual restriction with a person binding on such Loan Party, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Loan Party, or (iv) the organizational documents of such Loan Party;

2.5     The execution and delivery by each Loan Party of this Agreement and the performance by such Loan Party of its obligations under the Loan Documents, as amended by this Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Loan Party, except as already has been obtained or made; and

2.6     This Agreement has been duly executed and delivered by each Loan Party and is the binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

SECTION 3.     Counterparts. The execution and delivery of this Agreement by the Loan Parties, the Administrative Agent and the Lenders shall constitute a contract between them for the uses and purposes set forth in the Loan Documents, as amended by this Agreement, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement. A signature delivered by facsimile shall constitute an original.

SECTION 4.     Effectiveness. This Agreement shall become effective upon the execution hereof by the Loan Parties and the Administrative Agent for itself and at the direction and on behalf of each of the Lenders and that certain Purchase Agreement, dated the date hereof, among the Lenders and the Purchasers.

SECTION 5.     Expenses. The Loan Parties shall pay the reasonable fees and expenses of the Administrative Agent in connection with this Amendment, including the reasonable fees and expenses of counsel to the Administrative Agent.

SECTION 6.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7.     Release. In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Loan Parties may have or claim to have against any of the Lender Group. As of the date hereof, each Loan Party hereby acknowledges and confirms that it has no actual knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any of the Lender Group arising from any action by such Persons or failure of such Persons to act under the Loan Documents on or prior to the date hereof.

[END OF TEXT]

[SIGNATURE PAGE TO AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

LOAN PARTIES:

TOWERSTREAM CORPORATION, a Delaware

corporation

By:  /s/ Philip Urso

        Name: Philip Urso
        Title: Interim Chief Executive Officer

TOWERSTREAM I, INC., a Delaware corporation

By:  /s/ Philip Urso

       Name:  Philip Urso
       Title: Authorized Signatory

HETNETS TOWER CORPORATION, a Delaware

corporation

By:  /s/ Philip Urso

       Name:  Philip Urso
       Title: Authorized Signatory

ALPHA COMMUNICATIONS CORP., a Delaware

corporation

By:  /s/ Philip Urso

       Name:  Philip Urso
       Title: Authorized Signatory

OMEGA COMMUNICATIONS CORP., a Delaware

corporation

By:  /s/ Philip Urso

       Name:  Philip Urso
       Title: Authorized Signatory

TOWERSTREAM HOUSTON, INC., a Texas corporation

By:  /s/ Philip Urso

       Name:  Philip Urso
       Title: Authorized Signatory

ADMINISTRATIVE AGENT:

MELODY BUSINESS FINANCE, LLC, a

Delaware limited liability company

By: /s/ Terri Lecamp

       Terri Lecamp
       Authorized Signatory

LENDERS:

MELODY BUSINESS FINANCE, LLC, a

Delaware limited liability company at the

direction and on behalf of the Lenders

By: /s/ Terri Lecamp

       Terri Lecamp

       Authorized Signatory